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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 14, 2005
                                                        -----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-51584                  04-3510455
      --------                      -------                  ----------
(State or other jurisdiction of    (Commission              (IRS Employer
     incorporation)                File Number)            Identification No.)

      24 North Street, Pittsfield, Massachusetts             01201
      ------------------------------------------             -----
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

      On November 14, 2005, Peter J. Lafayette, a member of the boards of directors of Berkshire Hills Bancorp, Inc. (the "Company") and Berkshire Bank (the "Bank"), announced that he would retire from both boards effective January 1, 2006. Beginning on or about January 16, 2006, Mr. Lafayette will become Executive Director of the Berkshire Bank Foundation and the Greater Berkshire Foundation. A copy of the Company's press release dated November 14, 2005 announcing these events is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated November 14, 2005




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BERKSHIRE HILLS BANCORP, INC.


Dated: November 15, 2005                  By: /s/ Wayne F. Patenaude
                                             -----------------------------------
                                             Wayne F. Patenaude
                                             Senior Vice President and Chief
                                             Financial Officer